UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08049

Renaissance Capital Greenwich Funds

(Exact name of registrant as specified in charter)

165 Mason Street, Greenwich, CT 06830

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/13

Item 1.  Reports to Stockholders.

THE GLOBAL IPO PLUS

AFTERMARKET FUND

2013 Annual Report

September 30, 2013

Renaissance Capital LLC

The IPO Expert

Dear Fellow Shareholders:

For the 12 months ended September 30, 2013, the Global IPO Fund’s total return was 41.43% compared with 19.34% for the S&P 500 and 21.6% for the Russell 3000 Index.*

During the period, the Fund outpaced the broad indexes of the equity market due to strong performance of the information technology sector, including well-known internet companies Facebook, LinkedIn and Zillow as well as new companies Channel Adviser, an e-commerce sales platform provider, and Tableau Software, an interactive data visualization software provider. Also contributing to the Fund’s performance were Caesarstone, the Israeli maker of specialty quarter countertops, and Yandex, the Russian web portal. Detracting from performance were a handful of disappointing recent IPOs, including CDW, the computer supplier to small and mid-sized businesses, and LightInTheBox, a Chinese e-commerce company.

As of September 30, the global IPO market had rebounded strongly over 2012, lead by US issuance. We continue to believe that the IPO market is in the early stages of a long overdue recovery in the US.

Thank you for being a Global IPO Fund shareholder.

Sincerely,

Renaissance Capital LLC

The Global IPO Fund

November  15, 2013

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate. Investor shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The Fund made no distributions during the period under review. Performance reflects fee waivers and/or expense limitations in effect.  In their absence, performance would be reduced. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in initial public offerings and newly public companies and should be read carefully before investing. Performance data current to the most recent month end may be obtained at www.renaissancecapital.com. The S&P 500 is a widely recognized index of common stocks. The  Russell 3000 in an unmanaged index that measures the performance of the companies in the Russell 3000, which represents approximately 98% of the investable U.S. equity market.

Global IPO Fund

ANNUAL TOTAL RETURNS
Growth of a $10,000 Investment
(Unaudited)

Global IPO Fund - $16,199
Russell 3000 Index - $21,810
S&P 500 - $20,737
$22,000
$17,000
$12,000
$7,000
$21,810
$20,737
$16,199
9/30/2003
9/30/2004
9/30/2005
9/30/2006
9/30/2007
9/30/2008
9/30/2009
9/30/2010
9/30/2011
9/30/2012
9/30/2013

* The line chart above represents the changes in value of a hypothetical $10,000 investment made in the Global IPO Fund on 9/30/2003.  Returns include the reinvestment of all Fund distributions.  The returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than original cost.  Past performance is not predictive of future performance.  This chart is for illustrative purposes only and may not represent your returns.

	Year Ended	Five Years Ended	Ten Years Ended
	September 30, 2013	September 30, 2013	September 30, 2013
Global IPO Fund	41.43%	6.97%	4.94%
S&P 500 Index	19.34%	10.02%	7.57%
Russell 3000 Index	21.60%	10.58%	8.11%
FTSE Renaissance US IPO Index	50.76%	14.20%	12.38%
FTSE Renaissance Global IPO Index	20.28%	12.94%	N/A

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.   The Adviser is replacing the Russell 2000 with the Russell 3000 as its key broad-based benchmark because the Russell 3000 includes mid capitalization companies, an important component of the IPO market, that are excluded from the Russell 2000.

The FTSE Renaissance US IPO Index tracks the activity and performance of the US IPO market by including a rolling two-year population of US IPOs weighted by float adjusted market capitalization and capped at 5% for individual holdings

The FTSE Renaissance Global IPO Index tracks the activity and performance of the global IPO market by including a rolling two-year population of global IPOs weighted by float adjusted market capitalization and capped at 5% for individual holdings.

Global IPO Fund's Best Quarter	03/12	20.72%
Global IPO Fund's Worst Quarter	09/11	(25.81)%

The Global IPO Fund
HOLDINGS BY INDUSTRY
September 30, 2013
	% of		% of
Holdings By Industry	Net Assets	Holdings By Industry	Net Assets

Internet Software & Services	19.4%	Real Estate	2.4%
Sortware & Services	15.0%	Commercial & Professional Services	2.1%
Diversified Financials	6.4%	Biotechnology	1.7%
Food	5.4%	Oil & Gas Services	1.1%
Restaurants/Retailing	5.3%	Semiconductors	1.1%
Apparel	4.8%	Distribution/Wholesale	1.0%
Oil & Gas	4.6%	Insurance	0.9%
Auto Parts & Equipment	4.3%	Commercial Banks	0.8%
Miscellaneous Manufacturing	4.3%	Travel/Entertainment	0.4%
Energy	4.1%	Building Materials	0.3%
Pharmaceuticals	4.0%	Healthcare-Products	0.2%
Household Durables	4.0%	Cosmetics/Personal Care	0.1%
Healthcare-Services	3.3%	Other/Cash & Equivalents	3.0%
		Total	100.0%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Renaissance Capital Greenwich Funds

We have audited the accompanying statement of assets and liabilities of The Global IPO Plus Aftermarket Fund, a series of shares of Renaissance Capital Greenwich Funds, including the portfolio of investments as of September 30, 2013 and the related statement of operations for the year the ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Global IPO Plus Aftermarket Fund as of September 30, 2013, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 18, 2013

The Global IPO Fund
PORTFOLIO OF INVESTMENTS
September 30, 2013

Shares		Value
	COMMON STOCK - 97.0%
	APPAREL - 4.8%
35,000	Michael Kors Holdings, Ltd. *	$ 2,608,200

	AUTO PARTS & EQUIPMENT - 4.3%
40,000	Delphi Automotive PLC	2,336,800

	BIOTECHNOLOGY - 1.7%
40,000	Acceleron Pharma, Inc. *	889,200

	BUILDING MATERIALS - 0.3%
3,000	CaesarStone Sdot Yam, Ltd. *	137,040

	COMMERCIAL & PROFESSIONAL SERVICES - 2.1%
7,416	FleetCor Technologies, Inc. *	816,946
5,000	Verisk Analytics, Inc. - Cl. A *	324,800
		1,141,746
	COMMERCIAL BANKS - 0.8%
8,000	First Republic Bank	373,040
3,000	National Bank Holdings Corp.	61,620
		434,660
	COSMETICS/PERSONAL CARE - 0.1%
4,000	Coty, Inc. - Cl. A *	64,840

	DISTRIBUTION/WHOLESALE - 1.0%
25,000	HD Supply Holdings, Inc. *	549,250

	DIVERSIFIED FINANCIALS - 6.4%
25,000	Financial Engines, Inc.	1,486,000
35,000	Nationstar Mortgage Holdings *	1,968,050
		3,454,050
	ENERGY - 4.1%
45,000	EQT Midstream Partners LP	2,215,350

	FOOD - 5.4%
15,000	Natural Grocers by Vitamin Cottage, Inc. *	595,500
20,000	Pinnacle Foods, Inc.	529,400
40,000	Sprout Farmers Market, Inc. *	1,775,600
		2,900,500
	HEALTHCARE-PRODUCTS - 0.2%
6,000	Globus Medical, Inc. *	104,760

	HEALTHCARE-SERVICES - 3.3%
60,000	Envision Healthcare Holdings, Inc. *	1,561,800
5,000	Quintiles Transnational Holdings, Inc. *	224,400
		1,786,200

See Notes to Financial Statements.

The Global IPO Fund
PORTFOLIO OF INVESTMENTS
September 30, 2013 (Continued)

Shares		Value
	HOUSEHOLD DURABLES - 4.0%
35,000	SodaStream International, Ltd. *	$ 2,183,650

	INSURANCE - 0.9%
16,000	ING US, Inc.	467,360

	INTERNET SOFTWARE & SERVICES - 19.4%
12,000	ChannelAdvisor Corp. *	439,560
61,500	Facebook, Inc. *	3,089,760
11,000	LinkedIn Corp. - Cl. A *	2,706,660
40,000	RetailMeNot, Inc. *	1,422,800
77,000	Yandex NV *	2,804,340
		10,463,120
	MISCELLANEOUS MANUFACTURING - 4.3%
30,000	Proto Labs, Inc. *	2,291,700

	OIL & GAS - 4.6%
15,000	Athlon Energy, Inc. *	490,500
45,000	Jones Energy, Inc. *	738,450
25,000	Oasis Petroleum, Inc. *	1,228,250
		2,457,200
	OIL & GAS SERVICES - 1.1%
20,000	Frank's International NV *	598,600

	PHARMACEUTICALS - 4.0%
70,000	Zoetis, Inc.	2,178,400

	REAL ESTATE - 2.4%
30,000	Realogy Holdings Corp. *	1,290,600

	RESTAURANTS/RETAILING - 5.3%
35,000	Dunkin' Brands Group, Inc.	1,584,100
30,000	Noodles & Co. *	1,280,100
		2,864,200
	SEMICONDUCTORS - 1.1%
40,000	Montage Technology Group Ltd.	568,000

	SOFTWARE & SERVICES - 15.0%
50,000	AVG Technologies NV *	1,197,000
4,000	CDW Corp. *	91,320
2,000	Infoblox, Inc. *	83,640
15,000	ServiceNow, Inc. *	779,250
30,000	Splunk, Inc. *	1,801,200
22,000	Tableau Software, Inc. *	1,567,280

See Notes to Financial Statements.

The Global IPO Fund
PORTFOLIO OF INVESTMENTS
September 30, 2013 (Continued)

Shares		Value
	SOFTWARE & SERVICES (Continued) - 15.0%
20,000	Tangoe, Inc. *	$ 477,200
26,000	Workday, Inc. - Cl. A *	2,104,180
		8,101,070
	TRAVEL/ENTERTAINMENT - 0.4%
7,000	Norwegian Cruise Line Holdings *	215,950

	TOTAL COMMON STOCK ( Cost - $47,260,530)	52,302,446

	SHORT-TERM INVESTMENTS - 1.1%
	MONEY MARKET FUNDS - 1.1%
296,171	Dreyfus Institutional Reserves Money Fund - Premier Shares, 0.00%**	296,171
296,171	Milestone Treasury Obligations Fund - Institutional Class, 0.01%**	296,171
	TOTAL SHORT-TERM INVESTMENTS ( Cost - $592,341)	592,342

	TOTAL INVESTMENTS - 98.1% ( Cost - $47,852,871) (a)	$ 52,894,788
	OTHER ASSETS LESS LIABILITIES - 1.9%	1,032,202
	NET ASSETS - 100.0%	$ 53,926,990

* Non-income producing security.
** Money Market Fund; interest rate reflects seven-day effective yield on September 30, 2013.
LP - Limited Partnership
PLC - Public Limited Company

(a) Represents cost for financial reporting purposes.  The cost for Federal income tax purposes is $48,145,134. At September 30, 2013, net appreciation for all securities was $4,749,654.  This consists of aggregate gross unrealized appreciation of $5,314,887 and aggregate gross unrealized depreciation of $565,233.

See Notes to Financial Statements.

Global IPO Fund

STATEMENT OF ASSETS AND LIABILITIES
……………………………………………………………………………………..
As of September 30, 2013

Assets
Investment securities
At cost	$ 47,852,871
At value	$ 52,894,788
Receivable for Investments Sold	2,606,484
Receivable for Fund Shares Sold	27,578
Dividends and Interest Receivable	5,010
Prepaid Expenses and Other Assets	20,708
Total Assets	55,554,568

Liabilities
Payable for Investments Purchased	1,455,129
Payable for Fund Shares Redeemed	45,311
Payable for Distribution Fees	11,118
Payable for Advisory Fee	77,620
Accrued Expenses and Other Liabilities	38,400
Total Liabilities	1,627,578

Net Assets	$ 53,926,990

Net Assets Consist of:
Paid-in-Capital	$ 52,939,164
Accumulated Net Investment Loss	(209,716)
Accumulated Net Realized Loss on Investments	(3,844,375)
Net Unrealized Appreciation on Investments	5,041,917

Total Net Assets	$ 53,926,990

Net Asset Value, Offering and Redemption Price Per Share*
($53,926,990/3,455,772 shares of beneficial interest,
without par value, unlimited number of shares authorized)	$ 15.60

*The Fund imposes a 2% redemption fee on shares sold, other than those received from the reinvestment of dividends and capital gains, that were held 90 days or fewer.

See Notes to Financial Statements.

Global IPO Fund

STATEMENT OF OPERATIONS
……………………………………………………………………………………..
For the Year Ended September 30, 2013

Investment Income
Dividends (net of foreign tax withheld of $384)	$ 173,774
Interest	11
Total Investment Income	173,785

Expenses
Investment Adviser	191,795
Administration Fees	58,709
Transfer Agent Fees and Expenses	41,065
Professional Fees	33,057
Shareholder Reports	32,926
Distribution Fees	31,966
Federal and State Registration	30,144
Trustees' Fees	17,221
Custody Fees	6,731
Other Expenses	1,924
Total Expenses	445,538
Less:
Fees Waived and Expenses Reimbursed by the Adviser	(124,341)
Net Expenses	321,197
Net Investment Loss	(147,412)

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain on Investments	651,612
Net Change in Unrealized Appreciation (Depreciation)
During the Period on Investments	3,761,413

Net Realized and Unrealized Gain on Investments	4,413,025

Net Increase in Net Assets Resulting from Operations	$ 4,265,613

See Notes to Financial Statements.

Global IPO Fund

STATEMENTS OF CHANGES IN NET ASSETS
……………………………………………………………………………………..

	Year Ended	Year Ended
	September 30	September 30
	2013	2012
Increase (Decrease) in Net Assets
from Operations
Net Investment Loss	$ (147,412)	$ (146,743)
Net Realized Gain (Loss) on Investments	651,612	(547,554)
Net Change in Unrealized Appreciation
(Depreciation) of Investments	3,761,413	1,636,474
Net Increase in Net Assets
Resulting from Operations	4,265,613	942,177

Fund Share Transactions
Proceeds from Shares Sold	43,163,687	526,170
Cost of Shares Redeemed	(1,687,350)	(1,405,986)
Redemption Fee Proceeds	2,605	8,253
Net Increase (Decrease) in Net Assets
from Fund Share Transactions	41,478,942	(871,563)

Total Increase in Net Assets	45,744,555	70,614

Net Assets
Beginning of Year	8,182,435	8,111,821
End of Year *	$ 53,926,990	$ 8,182,435
* Includes Accumulated Investment Loss of	$ (209,716)	$ (115,187)

Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	2,842,065	47,839
Number of Shares Redeemed	(128,418)	(131,130)
Net Increase (Decrease) in Fund Shares	2,713,647	(83,291)

See Notes to Financial Statements.

Global IPO Fund

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

	Year Ended September 30,
	2013		2012	2011	2010		2009
Net Asset Value,
Beginning of Period	$ 11.03		$ 9.83	$ 11.22	$ 11.08		$ 11.14
Income (Loss) From
Investment Operations
Net Investment Loss	(0.15)	**	(0.20)	(0.23)	(0.22)		(0.15)
Net Realized and
Unrealized Gain (Loss)	4.72		1.39	(1.17)	0.36		0.09
Total from Investment
Operations	4.57		1.19	(1.40)	0.14		(0.06)
Paid-in-Capital From
Redemption Fees	0.00	*	0.01	0.01	0.00	*	0.00
Net Asset Value,
End of Period	$ 15.60		$ 11.03	$ 9.83	$ 11.22		$ 11.08
Total Return (1)	41.43%		12.21%	(12.39)%	1.26%		(0.54) %
Ratios and
Supplemental Data
Net Assets,
End of Period (000s)	$ 53,927		$ 8,182	$ 8,112	$ 9,637		$ 10,087
Ratio of Net Expenses
to Average Net Assets (2)	2.50%		2.50%	2.50%	2.47%		2.50%
Ratio of Net Investment Loss
to Average Net Assets (2)	(1.15)%		(1.74)%	(1.87)%	(1.93)%		(1.52)%
Ratio of Expense
to Average Net Assets,
excluding waivers (2)	3.47%		4.46%	3.91%	4.10%		4.35%
Ratio of Net Investment Loss
to Average Net Assets,
excluding waivers (2)	(2.12)%		(3.70)%	(3.28)%	(3.56)%		(3.37)%
Portfolio Turnover Rate	142.01%		127.64%	250.10%	328.40%		227.91%

(1)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(2)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investments companies in which the Fund invests.
*	Per share amount represents less than $0.01 per share.
**	Per share amounts have been calculated using average shares method.

See Notes to Financial Statements.

Notes to Financial Statements

…………………………………………………………………

For the Year Ended September 30, 2013

The Global IPO Plus Aftermarket Fund (“Global IPO Fund”) is a series of Renaissance Capital Greenwich Funds (“Renaissance Capital Funds”), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the Global IPO Fund.

The investment objective of the Global IPO Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in the aftermarket.

A. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded.   NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Short-term investments are carried at amortized cost, which approximates value. Investments in open-end investment companies are valued at net asset value.  Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund’s Board of Trustees (the “Board”), are valued at fair value using good faith estimates as determined in accordance with the Trust’s “Procedures for Valuing Illiquid Securities and Securities for Which Market Quotations are Not Readily Available or May be Unreliable.”  There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the Board, after consulting with representatives of the Fund’s Advisor and/or the Fund’s Administrator, shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) market prices for a security or securities deemed comparable, including the frequency of trades or quotes for the security and comparable securities; (ii) dealer valuations of a security or securities deemed comparable; and (iii) determinations of value by one or more pricing services for a security or securities deemed comparable.  As of September 30, 2013, the Fund did not hold any securities for which market quotations were not readily available.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices

Notes to Financial Statements

…………………………………………………………………

For the Year Ended September 30, 2013 (continued)

for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	52,302,446	-	-	52,302,446
Money Market Funds	592,342	-	-	592,342
Total	52,894,788	-	-	52,894,788

The Fund did not hold any Level 3 securities during the period.

There were no transfers in to or out of Level 1 and 2 during the current period presented.  It is the Fund’s policy to record transfers in to or out Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

2. FEDERAL INCOME TAXES: It is the Global IPO Fund’s  intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to distribute all of its taxable income to relieve it from all, or substantially all, Federal income and excise taxes. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of (2009 – 2012) or expected to be taken in the Fund’s 2013 tax returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and foreign jurisdictions where the Fund makes significant investments.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Fund’s pre-enactment capital loss

Notes to Financial Statements

…………………………………………………………………

For the Year Ended September 30, 2013 (continued)

carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  As of September 30, 2013, the Global IPO Fund had a federal income tax capital loss carry forward of $3,223,550.  Federal capital loss carry forwards expire as follows: $2,823,937 expiring in 2017 and $399,613 expiring in 2018.

As of September 30, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Year Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (3,223,550)	$ (538,278)	$ 4,749,654	$ 987,826

The difference between book basis and tax basis unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $217,064.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $321,214.

3. DISTRIBUTIONS TO SHAREHOLDERS: The Global IPO Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Permanent book and tax differences primarily attributable to the tax treatment of net operating losses and adjustments for partnerships and real estate investment trusts, resulted in reclassification for the fiscal year ended September 30, 2013 as follows:  a decrease in paid-in-capital of $65,658; a decrease in accumulated net investment loss of $52,883; and a decrease in accumulated net realized loss on investments of $12,775.

4. OTHER: Security transactions are accounted for on a trade date basis.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Notes to Financial Statements

…………………………………………………………………

For the Year Ended September 30, 2013 (continued)

5. INDEMNIFICATION: Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties for the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss due to these warranties appears to be remote.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital, LLC (“the Adviser”), a registered investment adviser, the Global IPO Fund agrees to pay Renaissance Capital, LLC an annual fee equal to 1.50% of the average daily net assets of the Global IPO Fund, payable monthly. For the year ended September 30, 2013, the Adviser earned advisory fees of $191,795.  Additionally, the Adviser has contractually agreed to defer or waive fees or absorb some or all of the expenses (excluding dividends on short sales) of the Global IPO Fund in order to limit Total Fund Operating Expenses to 2.50%.  During the year ended September 30, 2013, the Adviser deferred fees and reimbursed expenses of $124,341.

These deferrals are subject to later recapture by Renaissance Capital for a period of three years.  Total deferrals subject to recapture by Renaissance Capital are $439,672. These deferrals and reimbursements will expire as follows: $150,298 expiring in 2014 and $165,033 expiring in 2015 and $124,341 expiring in 2016.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the “Administration Agreement”), the Administrator generally supervises certain operations of the Global IPO Fund, subject to the over-all authority of the Board.  For its services, the Administrator receives a fee computed daily at an annual rate based on average daily net assets of the Global IPO Fund, subject to an annual minimum plus out of pocket expenses.

D. SHAREHOLDER SERVICES: The Global IPO Fund has adopted a Distribution and Shareholder Servicing Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Global IPO Fund, as determined from time to time by the Board, to pay  an annual fee on the Global IPO Fund’s average daily net assets for distribution and shareholder servicing.

The total annual fee for distribution and shareholding servicing of the Global IPO Fund’s shares, which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the Global IPO Fund by customers of broker-dealers or distributors or by investors for whom the shareholder servicing agent maintains a servicing relationship.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Global IPO Fund charges a 2% fee on such redemptions of shares held less than 90 days.  Such fees amounted to $2,606 for the year ended September 30, 2013.

E. TRUSTEES' FEES: Independent Trustees’ fees are $6,000 per year per Trustee.

Notes to Financial Statements

…………………………………………………………………

For the Year Ended September 30, 2013 (continued)

F. PURCHASES AND SALES: For the year ended September 30, 2013, the Global IPO Fund made purchases with a cost of $58,451,441 and sales with proceeds of $18,637,729 of investment securities other than long-term U.S. Government and short-term securities.

G. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.

H. RECENT ACCOUNTING PRONOUNCEMENTS: In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

H. SUBSEQUENT EVENTS:  Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

OBTAINING ADDITIONAL INFORMATION (Unaudited)

……………………………………………………………………………………………………

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the year ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-476-3863 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st and 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-476-3863.

Supplemental Information

………………………………………………………………………………

September 30, 2013 (Unaudited)

Cost of Investing

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs on redemptions or redemption fees on shares sold that were held 90 days or fewer.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2013 through September 30, 2013.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value (4/1/13)	Ending Account Value (9/30/13)	Expenses Paid During Period* (4/1/13-9/30/13)
Actual	$1,000.00	$ 1,208.40	$13.84
Hypothetical (5% return before expenses)	1,000.00	1,012.53	12.61

* Expenses are equal to the Fund’s annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the days in the reporting period).

Independent Trustees

Name, Address and Date of Birth	Position(s) Held with the Trust (a)	Length of Service (b)	Principal Occupation(s) During Past 5Years	Other Directorships Held
Warren K. Greene 165 Mason Street Greenwich, CT 06830 02/36	Independent Trustee	Independent Trustee since December 1997	President – American Investors Fund, LLC (July 2006 – Present),	EII Realty Securities Trust
Gerald W. Puschel, 165 Mason Street Greenwich, CT 06830 12/44	Independent Trustee	Trustee since December 1997	Chairman, F. Schumacher & Co.	F. Schumacher & Co.
Walter E. Auch, Jr. 165 Mason Street Greenwich, CT 06830 03/45	Independent Trustee	Trustee since August 2013	AuchCompany LLC H.J. Sims & Co., Inc.	None

Interested Trustee and Officers

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Kathleen Shelton Smith (c) 165 Mason Street Greenwich, CT 06830 05/54	Independent Trustee Chairman, Treasurer and Chief Compliance Officer	Since December 1997	Chairman and Chief Compliance Officer; Vice President, Treasurer and Secretary - Renaissance Capital LLC, Renaissance Capital Investments, Inc., and Renaissance Capital International, LLC	None
William K. Smith (d) 165 Mason Street Greenwich, CT 06830 05/51	President	Since December 1997	President, Chief Executive Officer and Director - Renaissance Capital LLC, Renaissance Capital Investments, Inc., and Renaissance Capital International, LLC	None
Linda R. Killian 165 Mason Street Greenwich, CT 06830 08/50	Chief Investment Officer, Vice President and Secretary	Since December 1997	Vice President and Director - Renaissance Capital LLC, Renaissance Capital Investments, Inc., and Renaissance Capital International, LLC	None

(a) There is currently only one (1) portfolio in the complex and it is overseen by all Trustees

(b) The term of service for each trustee is indefinite until a successor is elected.

(c) Ms. Smith is an “interested person” under the 1940 Act.  Ms. Smith is the spouse of William K. Smith.

(d)Mr. Smith is the spouse of Kathleen Shelton Smith.

The Global IPO Fund's Statement of Additional Information (SAI) includes information about the Fund's trustees and officers.

The SAI is available, without charge, upon request by calling toll-free 1-888-476-3863.

PRIVACY NOTICE

Rev. 08/2013

FACTS	WHAT DOES RENAISSANCE CAPITAL GREENWICH FUNDS AND ITS INVESTMENT ADVISOR RENAISSANCE CAPITAL LLC (“RENAISSANCE CAPITAL”), DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number

•

account balances

•

account transactions

•

transaction history

•

wire transfer instructions

•

checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Renaissance Capital chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Renaissance Capital share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 203-622-2978 or go to www.renaissancecapital.com

What we do
Who is providing this notice?	Renaissance Capital Greenwich Funds and its advisor Renaissance Capital LLC. A complete list is included below.
How does Renaissance Capital protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does Renaissance Capital collect my personal information?

We collect your personal information, for example, when you

•

open an account

•

provide account information

•

give us your contact information

•

make a wire transfer

•

tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control.  They can be financial and nonfinancial companies.

•

Our affiliates include: Renaissance Capital LLC, Renaissance Capital Investments, Inc., Renaissance Capital International, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Renaissance Capital doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Renaissance Capital doesn’t jointly market.
List of entities providing this notice
Renaissance Capital LLC Renaissance Capital Greenwich Funds Renaissance Capital Investments, Inc. Renaissance Capital International, LLC

GLOBAL IPO FUND

NASDAQ Symbol: IPOSX

_____________________________________________________________________

ADDING TO YOUR ACCOUNT IS SIMPLE!

To make an additional investment in your Global IPO Fund account, complete the form below, detach and mail it with your check payable to the Global IPO Fund:

Name on Account: ________________________________

IPO Plus Fund Account Number: ____________________

Amount: ____________________

Mail to: The Global IPO Fund ● 17605 Wright Street

Omaha, NE  68130-2095

Questions? Call us toll-free 1-888-476-3863

www.RenaissanceCapital.com

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Warren Greene is the independent audit committee financial expert.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

Registrant

Advisor

             FY 09/30/13

$14,000

N/A

FY 09/30/12

$14,000

N/A

(b)

Audit-Related Fees

Registrant

Advisor

FYE 09/30/13

$0

N/A

FYE 09/30/12

$0

N/A

(c)

Tax Fees

Registrant

Advisor

FYE 09/30/13

$2,500

N/A

FYE 09/30/12

$2,500

N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 09/30/13

$0

N/A

FYE 09/30/12

$0

N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

N/A

N/A

Tax Fees:

N/A

             N/A

All Other Fees:

N/A

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 09/30/2013

$2,500

N/A

FYE 09/30/2012

$2,500

N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.   Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Renaissance Capital Greenwich Funds

By (Signature and Title)

*

/s/

William K. Smith

William K. Smith, President

Date

12/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/

William K. Smith

William K. Smith, President

Date

12/9/13

By (Signature and Title)

*

/s/

Kathleen S. Smith

Kathleen S. Smith, Chairman of the Board, Treasurer

Date

12/9/13

* Print the name and title of each signing officer under his or her signature.